UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2011 (August 11, 2011)

Alliance One International, Inc.

 (Exact name of Registrant, as specified in its charter)

Virginia

001-13684

54-1746567

(State or other jurisdiction

(Commission file number)

(I.R.S. Employer

of incorporation)

Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

(a)

The Company’s 2011 annual meeting of shareholders was held on August 11, 2011.

(b)

At the meeting:

(1)

Joseph L. Lanier, Jr. was elected as a Class I Director for a two-year term expiring in 2013, and C. Richard Green, Jr., Nigel G. Howard and William S. Sheridan were elected as Class II Directors for a three-year term expiring in 2014;

(2)

The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2012 was ratified;

(3)

A resolution to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, was adopted;

(4)

Shareholders selected, on an advisory basis, “every one year” as the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

(5)

The amendment and restatement of the Company’s 2007 Incentive Plan was approved.

The voting results with respect to these matters are set forth in the tables below:

1.

Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph L. Lanier, Jr.	59,499,639	2,484,073	12,929,761
C. Richard Green, Jr.	58,020,604	3,963,108	12,929,761
Nigel G. Howard	59,813,359	2,170,353	12,929,761
William S. Sheridan	59,879,054	2,104,659	12,929,761

2.

Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
74,570,210	206,402	136,861

There were no broker non-votes with respect to the ratification of independent auditors, which was considered a “routine” matter under the rules of the New York Stock Exchange.

3.

Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
61,289,358	525,758	168,596	12,929,761

4.

Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
57,598,711	77,873	4,228,244	78,884	12,929,761

In accordance with the results of this vote, the Board of Directors determined to hold annual future advisory shareholder votes on the compensation of the Company’s named executive officers, as required by the Dodd-Frank Act and related SEC regulations, until the occurrence of the next advisory shareholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

5.

Approval of Amendment and Restatement of the 2007 Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
50,917,786	10,914,309	151,618	12,929,761

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 15, 2011

ALLIANCE ONE INTERNATIONAL, INC.

By:

/s/ Robert A. Sheets

Robert A. Sheets

Executive Vice President – Chief Financial

Officer and Chief Administrative Officer

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